POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Michael C. Nichols,

Thomas P. Kurz, and Russell T. Libby, jointly and

severally, the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

Sysco Corporation (the "Company"), Forms 3, 4, and 5 in

accordance with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendments thereto, and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or

similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's

discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever

requisite, necessary, or proper to be done in the exercise

of any of the rights and powers herein granted, as fully to

all intents and purposes as the undersigned might or

could do if personally present, with full power of

substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney

and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the

request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's

responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigned's

holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a

signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as of this 27th day

of September, 2010.

/s/ larry c. glasscock

Signature

larry c. glasscock

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